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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2004

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)

          Delaware                       0-028176                36-1433610
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

155 North Wacker Drive, Suite 500, Chicago, Illinois                 60606
      (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's Telephone Number, Including Area Code: 312-782-6800

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      Whitehall Jewellers, Inc. (the "Company") today announced that it has entered into a non-prosecution agreement with the U.S. Attorney's Office for the Eastern District of New York. The Company has also reached a settlement of the consolidated Capital Factors actions most recently described in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2004.

      As previously announced, the U.S. Attorney's Office for the Eastern District of New York has been conducting a criminal investigation regarding matters that include those alleged in the consolidated Capital Factors actions. Under the non-prosecution agreement with the U.S. Attorney and the related letter to the U.S. Attorney sent on behalf of the Company by its counsel, Debevoise & Plimpton LLP, each dated September 28, 2004, the Company has committed to pay restitution to Capital Factors, Inc. ("Capital Factors") in the amount of $10.8 million ($8.2 million payable immediately, the remaining portion payable by December 23, 2004) and to International/Astra of $1.93 million (payable immediately) and to pay $350,000 to the United States. The Company has also agreed to certain arrangements with respect to existing payables and consigned goods, as more fully described in the letter attached as Exhibit 10.2 hereto.

      The Company has agreed that it will continue to cooperate with the U.S. Attorney's Office investigation as requested, has committed to maintain the corporate compliance program and other policy changes that it has implemented to date, and has accepted responsibility for the conduct of any its officers and employees giving rise to any violation of federal criminal law related to the defrauding of Capital Factors by Cosmopolitan Gem Corp. ("Cosmopolitan"), Colorcast Inc. ("Colorcast"), or their principal, Joshua Kestenbaum. For the three years following the signing of the non-prosecution agreement (on a quarterly basis for the first year and on a semi-annual basis for the two remaining years), the Company will submit to the U.S. Attorney a report signed by the Chair of its Audit Committee, its Chief Compliance Officer and its Internal Audit Director, detailing the Company's compliance efforts, any material modifications to the compliance program, and any material modifications to the policies that have been implemented, as well as any material violations of these policies which have come to their attention.

      So long as the Company fulfills its obligations under the non-prosecution agreement and related letter, the U.S. Attorney's Office has agreed not to prosecute the Company for any matters relating to Cosmopolitan's and Colorcast's scheme to defraud Capital Factors or any other party. A copy of the non-prosecution agreement is attached as Exhibit 10.1 hereto and incorporated herein

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by reference. A copy of the letter to the U.S. Attorney is attached as Exhibit
10.2 hereto and incorporated herein by reference.

Item 8.01 Other Events.

      On September 28, 2004, the Company issued a press release announcing that it has been advised by the U.S. Attorney's Office for the Eastern District of New York that the U.S. Attorney will not file any charges against the Company and that it has reached a settlement of the consolidated Capital Factors actions currently pending in New York State Supreme Court.

      As previously announced, the U.S. Attorney's Office for the Eastern District of New York has been conducting a criminal investigation regarding matters that include those alleged in the consolidated Capital Factors actions most recently described in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2004. Under the non-prosecution agreement, the Company has committed to pay restitution to Capital Factors in the amount of $10.8 million, and to pay $350,000 to the United States. In addition, as it has in the past, the Company will continue to cooperate with the U.S. Attorney's Office investigation as requested, and has committed to maintain the corporate compliance program and other policy changes that the Company has implemented. So long as the Company fulfills its obligations under the agreement, the U.S. Attorney's Office has agreed not to prosecute the Company for any matters relating to Cosmopolitan's and Colorcast's scheme to defraud Capital Factors or any other party.

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      The Company today also entered into a settlement agreement with Capital
Factors and a separate settlement agreement with International Diamonds, LTD ("International") and its affiliate, Astra Diamonds Manufacturers, Inc. ("Astra"). The settlement agreements together provide for, among other things, full releases of the Company by Capital Factors, International, and Astra, for matters arising out of the consolidated Capital Factors actions in consideration of payments to Capital Factors of $10.8 million ($8.2 million payable immediately, the remaining portion payable by December 23, 2004) and to International/Astra of $1.93 million (payable immediately). Upon full payment of these amounts, Capital Factors, International and Astra have each agreed to dismiss all of their respective claims against the Company in the consolidated Capital Factors actions. In addition, as part of the settlements, Capital Factors and International/Astra have each agreed that they will release the Company from any claims related to certain consignment goods and proceeds, which were originally supplied to the Company by Ultimo, Inc., once such goods and proceeds have been paid into court or placed in escrow.

      A copy of the press released is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1    Non-Prosecution Agreement dated as of September 28, 2004.

10.2 Letter to the U.S. Attorney for the Eastern District of New York dated September 28, 2004.

99.1    Press Release dated September 28, 2004.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHITEHALL JEWELLERS, INC.
                                              (Registrant)

                                        By: /s/ John R. Desjardins
                                            ----------------------------------
                                                John R. Desjardins
                                                Executive Vice President
                                                and Chief Financial Officer

Date: September 28, 2004

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                                  EXHIBIT INDEX


      The following exhibit is furnished herewith as noted below.

Exhibit No.                         Exhibit

10.1        Non-Prosecution Agreement dated as of September 28, 2004.

10.2 Letter to the U.S. Attorney for the Eastern District of New York dated September 28, 2004.

99.1        Press Release dated September 28, 2004.